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                                                                   Exhibit 10.21

                      FIRST AMENDMENT TO LEASE AGREEMENT

     This First Amendment (this "Amendment") is entered into as of December 15, 1997 by and between Industrial Centers Corp. (formerly Industrial Bowling Corp.) ("Lessor") and Hawker Pacific Aerospace (formerly Hawker Pacific, Inc.), a California corporation ("Lessee"), in order to amend that certain Lease Agreement, dated July 28, 1994 (the "Lease"), between Lessor and Lessee as herein set forth:

     1. ASSIGNMENT AND SUBLETTING. Section 12.1(b) is hereby amended to read in its entirety as follows:

     "(b) A change in control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis of twenty-five percent (25%) or more of the voting control of Lessee, other than any bona fide underwritten public offering of Lessee's securities registered under the Securities Act of 1933, as amended, or any securities issued pursuant to Lessee's employee stock option plans, shall constitute a change in control for this purpose."

     2. FULL FORCE AND EFFECT. By its execution of this Amendment, Lessor confirms that the Lease is in full force in effect and that no default occurred thereunder in connection with the purchase by Aqhawk, Inc. of all of the outstanding capital stock of Hawker from BTR Dunlop, Inc. in November 1996.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                       LESSOR:
                                       Industrial Centers Corp.


                                       By: /s/ Bradley D. Howard
                                          ---------------------------------

                                       Name:   Bradley D. Howard
                                            -------------------------------

                                       Title:  President
                                             ------------------------------

                                       LESSEE:
                                       HAWKER PACIFIC AEROSPACE


                                       By: /s/ Brian S. Aune
                                          ---------------------------------
                                           Brian S. Aune
                                           Chief Financial Officer